Exhibit 10.2

EXECUTION COPY

FIRST AMENDMENT TO

U.S. PLEDGE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO U.S. PLEDGE AND SECURITY AGREEMENT (this “Amendment”) is dated as of March 27, 2012 and is entered into by and among HAWKER BEECHCRAFT, INC., a Delaware corporation (“Holdings”), HAWKER BEECHCRAFT ACQUISITION COMPANY, LLC (the “U.S. Borrower”), the Subsidiary Parties party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse, Cayman Islands Branch and in its capacity as collateral agent for the Secured Parties, the “Agent”) and is made with reference to that certain U.S. Pledge and Security Agreement entered into as of March 26, 2007 by and among Holdings, the U.S. Borrower, the Subsidiary Parties from time to time a party thereto, and the Agent (as amended, supplemented or otherwise modified from time to time prior to giving effect to this Amendment, the “Existing Pledge and Security Agreement”; the Existing Pledge and Security Agreement as amended by this Amendment and as further amended, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”). Capitalized terms used herein without definition shall have the meanings given to such terms in the Pledge and Security Agreement or in the Credit Agreement.

RECITALS

WHEREAS, the Grantors have requested that the Agent (at the direction of the Required Lenders) agree to amend the Existing Pledge and Security Agreement as provided for herein; and

WHEREAS, subject to certain conditions set forth herein, the Agent (at the direction of the Required Lenders) is willing to agree to such amendment of the Existing Pledge and Security Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I

AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

Section 1.1 Amendment to Section 1.3: Definitions of Certain Terms Used Herein.

(a) Section 1.3 of the Existing Pledge and Security Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Effective Date Senior Aircraft Security Agreements” means, collectively, the Senior Aircraft Security Agreement and the Wells Senior Aircraft Security Agreement (as such terms are defined in the Third Amendment).

“Excepted Equipment” means aircraft or aircraft engines in which the grant of a perfected security interest in favor of the Agent pursuant to a filing with the FAA or the

International Registry would not be permitted by applicable law, including, without limitation, International Traffic in Arms Regulations or Export Administration Regulations or in which a security interest may not be perfected by filing a security agreement with the FAA.

“Excluded Deposits” means segregated deposits given by customers on or after the Third Amendment Effective Date in connection with bona fide contracts to purchase aircraft.

“FAA” means the United States Federal Aviation Administration.

“International Interest” has the meaning provided in the Convention on International Interests in Mobile Equipment (the “Convention”) and Protocol thereto on Matters Specific to Aircraft Equipment (the “Protocol”) concluded in Cape Town in November 2001 (the Convention and the Protocol, each, in the official English language text thereof, are collectively referred to herein as the “Cape Town Convention”).

“International Registry” means shall mean the international registry created pursuant to the Cape Town Convention.

“Newly Registered Aircraft” has the meaning specified in Section 4.1(e)(i).

“Post-Effective Date Senior Aircraft Security Agreement” has the meaning specified in Section 4.1(h).

“Senior Aircraft Security Agreement” has the meaning specified in the Third Amendment.

“Specified Aircraft” means (a) an aircraft set forth in Schedule 1 to the Senior Aircraft Security Agreement or the Wells Senior Aircraft Security Agreement, in each case as of the Third Amendment Effective Date, (b) an aircraft owned by the Grantors, directly or indirectly, as of the Third Amendment Effective Date as set forth in Exhibit A of the Third Amendment Officer’s Certificate, (c) any aircraft deemed to constitute a Specified Aircraft pursuant to the proviso to Section 4.1(h) and (d) any other aircraft Designated as Senior Tranche Collateral pursuant to Section 5.5(c) below.

“Specified Collection Account” means a deposit account of the U.S. Borrower specified in writing by the U.S. Borrower to the Agent as the “Specified Collection Account” upon execution of a control agreement with respect thereto.

“Specified Engines” means (a) the aircraft engines owned by the Grantors, directly or indirectly, as of the Third Amendment Effective Date as set forth in Exhibit A of the Third Amendment Officer’s Certificate (as updated pursuant to Section 5.5(f)) and (b) any other aircraft engine Designated as Senior Tranche Collateral pursuant to Section 5.5(b) below. An aircraft engine owned by any Grantor shall cease to constitute a Specified Engine upon (i) Disposition thereof by such Grantor to a Person other than an Affiliate of Grantors in connection with a bona fide sale or (ii) the issuance by the FAA of an FAA registration number for the airframe for which such aircraft engine has been designated for installation by any Grantor.

“Termination Date” means the date on which the Forbearance Period (as defined in the Third Amendment) shall terminate.

“Third Amendment Officer’s Certificate” means the certificate of the Chief Financial Officer of the U.S. Borrower provided to the Agent on the Third Amendment Effective Date with respect to aircraft and engines owned by the Grantors as of such date.

“Wells Senior Aircraft Security Agreement” has the meaning specified in the Third Amendment.

“WIP Aircraft” means a work-in-process aircraft owned by the Grantors, directly or indirectly, as of the Third Amendment Effective Date as set forth in Exhibit B-1 or B-2 of the Third Amendment Officer’s Certificate (excluding any such aircraft deemed to constitute a Specified Aircraft pursuant to the proviso to Section 4.1(h)).

(b) The definition of “Excluded Assets” in the Existing Pledge and Security Agreement is hereby amended by deleting “[Reserved]” from clause (e) thereof and substituting the following therefor:

“Excluded Deposits”.

Section 1.2 Amendment to Section 4.1(c): Further Assurances. Section 4.1(c) of the Existing Pledge and Security Agreement is hereby amended by deleting clause (f) in its entirety and substituting the following therefor:

“(f) the actions specified in Section 4.2(c), Section 4.4, Section 4.7 and Section 4.11.”

Section 1.3 Amendment to Section 4.1(d): Aircraft Collateral. Section 4.1(d) of the Existing Pledge and Security Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

“(d) Aircraft Collateral (Specified Aircraft and WIP Aircraft). Each Grantor agrees that it shall cooperate with the Agent to perfect all security interests in favor of the Agent, for the benefit of the Secured Parties, in Specified Aircraft or WIP Aircraft:

(A) constituting Transportation Fleet Aircraft by filing an Aircraft Security Agreement with the FAA not more than sixty (60) days (or such longer period as may be agreed by the Agent in its sole discretion) following the Closing Date for the Transportation Fleet as of the Closing Date, and by supplement thereto within sixty (60) Business Days after aircraft are added to or removed from the Transportation Fleet;

(B) constituting Demonstration Fleet Aircraft by filing an Aircraft Security Agreement with the FAA not more than one hundred eighty (180) days (or such longer period as may be agreed by the Agent in its sole discretion) after the Closing Date for

Demonstration Fleet Aircraft as of the Closing Date, and by supplement thereto within one hundred eighty (180) Business Days after aircraft are added to or removed from the Demonstration Fleet; and

(C) that constitutes a newly-manufactured aircraft for which a U.S. Federal Aviation certificate of airworthiness has been received, by filing an Aircraft Security Agreement with the FAA not more than one hundred eighty (180) days (or such longer period as may be agreed by the Agent in its sole discretion) from receipt of U.S. Federal Aviation certificate of airworthiness in respect of such newly-manufactured aircraft.”

Section 1.4 Amendment to Section 4.1(e). Section 4.1(e) of the Existing Pledge and Security Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

“(e) Aircraft Collateral.

(i) From and after the Third Amendment Effective Date, the Grantors shall not request the issuance by the FAA of an FAA registration number for any airframe or aircraft not registered with the FAA as of the Third Amendment Effective Date unless (A) such aircraft is airworthy and (B) such Grantor applies for a certificate of airworthiness from the FAA concurrently with such registration (any aircraft subject to any such registration, a “Newly Registered Aircraft”).

(ii) Each Grantor agrees that it shall cooperate with the Agent to perfect all security interests in favor of the Agent, for the benefit of the Secured Parties, in any Newly Registered Aircraft by filing an Aircraft Security Agreement with the FAA and registering an International Interest with the International Registry as soon as practicable upon, and in any event within two (2) Business Days (or such later date as Agent shall agree in its sole discretion) of, issuance by the FAA of an FAA registration number for such aircraft.”

Section 1.5 Addition of Sections 4.1(h), (i) and (j). Section 4.1 of the Existing Pledge and Security Agreement is hereby amended to insert the following new paragraphs (h), (i) and (j) at the end thereof:

“(h) Post-Closing Requirement. Without limiting Section 4.1(d), each Grantor agrees that (i) it shall cooperate with the Agent to perfect all security interests in the Specified Aircraft, WIP Aircraft and Specified Engines and all propellers owned by the Grantors as of the Third Amendment Effective Date (other than those subject to the Effective Date Senior Aircraft Security Agreements) by (x) filing an Aircraft Security Agreement, in form and substance reasonably satisfactory to the Agent, with the FAA naming the Agent as secured party (each, a “Post-Effective Date Senior Aircraft Security Agreement”) and registering an International Interest with the International Registry not more than seven (7) Business Days (or such longer period as may be agreed to by the Agent in its sole discretion) from the Third Amendment Effective Date, and (y) taking all other action as necessary or advisable so that the Agent shall have a first priority perfected security interest in such aircraft, aircraft engines and propellers. Each Post-Effective Date Senior Aircraft Security Agreement shall specify the following:

(A) the security interest in favor of the Agent in the Specified Aircraft, the Specified Engines and all propellers owned by the Grantors as of the Third Amendment Effective Date shall be for the benefit of the Agent and the Senior Tranche Lenders and shall secure solely the Senior Tranche Obligations and certain Obligations owing favor of Agent (in a manner similar to the Effective Date Senior Aircraft Security Agreements); and

(B) the security interest in favor of the Agent in the WIP Aircraft shall be for the benefit of the Secured Parties and shall secure (x) the Senior Tranche Obligations and certain Obligations owing in favor of Agent (in a manner similar to the Effective Date Senior Aircraft Security Agreements) and (y) all other Secured Obligations in an amount, in the case of this clause (y), equal to the excess, if any, of (1) the aggregate value of the Grantors’ inventory of airframes, aircraft and parts maintained for production of commercial aircraft upon which the Agent for the benefit of the Secured Parties has a perfected first-priority security interest as of the Third Amendment Effective Date over (2) the aggregate value of the Grantors’ inventory of airframes, aircraft and parts maintained for production of commercial aircraft upon which the Agent for the benefit of the Secured Parties has a perfected first-priority security interest as of the Termination Date;

provided, that upon any aircraft set forth on Exhibit B-1 to the Third Amendment Officer’s Certificate obtaining an airworthiness certificate from the FAA, (i) such aircraft shall be deemed to thereafter constitute a Specified Aircraft for all purposes of this Agreement and (ii) such aircraft shall be excluded from the determination of the amount set forth in the foregoing clause (B)(y). The Grantors shall not obtain airworthiness certificates from the FAA with respect to any aircraft except in the ordinary course of business consistent with past practice.

(i) Engines and Propellers. Each Grantor agrees that it shall cooperate with the Agent to perfect all security interests in favor of the Agent, for the benefit of the Secured Parties, in any aircraft engine and propeller owned by any Grantor, directly or indirectly (other than Specified Engines), to the extent subject to the regime for perfection of security interests provided for by, in the case of the following clause (i), the FAA, and in the case of the following clause (ii), the International Registry, by:

(i) (A) in the case of any aircraft engine that ceases to be a Specified Engine as a result of the operation of clause (ii) of the second sentence of the definition of “Specified Engines”, filing an Aircraft Security Agreement with the FAA as soon as practicable upon, and in any event within two (2) Business Days of, such aircraft engine so ceasing to be a Specified Engine and (B) in the case of any other aircraft engine or propeller, filing an Aircraft Security Agreement with the FAA as soon as practicable upon, and in any event within four (4) Business Days of, such Grantor acquiring ownership thereof; and

(ii) (A) in the case of any aircraft engine that ceases to be a Specified Engine as a result of the operation of clause (ii) of the second sentence of the definition of “Specified Engines”, registering an International Interest with the International Registry as soon as practicable upon, and in any event within two (2) Business Days of, such aircraft engine so ceasing to be a Specified Engine and (B) in the case of any other aircraft engine or propeller, registering an International Interest with the International Registry as soon as practicable upon, and in any event within four (4) Business Days of, such Grantor acquiring ownership thereof.

Any time period specified for delivery or filing of any document pursuant to this paragraph (i) may be extended by the Agent in its sole discretion.

(j) Excepted Equipment. Notwithstanding anything to the contrary in this Section 4.1, no Grantor shall be required to file any Aircraft Security Agreement with the FAA or register any International Interest with the International Registry, in each case, with respect to any Excepted Equipment.”

Notwithstanding anything herein or in the other Loan Documents to the contrary, with respect to the assets on which Liens are or are intended to be granted pursuant to the Effective Date Senior Aircraft Security Agreements or any Post-Effective Date Senior Aircraft Security Agreement, the parties hereto each reserve all rights with respect to the validity, enforceability and perfection of the Liens of the Agent thereon as of the date hereof before giving effect to such agreements and any filing or registration made with respect thereto.

Section 1.6 Amendment to Section 4.11: Bank Accounts. Section 4.11 of the Existing Pledge and Security Agreement is hereby amended and restated in its entirety as follows:

“Section 4.11. Bank Accounts.

(a) The Grantors shall (i) within thirty (30) days of the Third Amendment Effective Date (or such later date as Agent shall agree in its sole discretion), implement control agreements, in form and substance reasonably satisfactory to Agent, relating to such of Grantors’ deposit accounts as Agent shall request and (ii) prior to opening any new deposit accounts from and after the Third Amendment Effective Date, implement control agreements, in form and substance reasonably satisfactory to Agent, with respect to such accounts; provided, that in the case of each of the foregoing clauses (i) and (ii), no such control agreement shall be required with respect to (x) any deposit account or accounts which, individually or in the aggregate, have average daily balances not in excess of $1,000,000, (y) any deposit account in which only Excluded Deposits are maintained or (z) any deposit account that is (1) a bona fide payroll, employee benefits, tax or escrow account, (2) a disbursement account containing amounts on deposit not materially greater than expected disbursements in accordance with past practices, (3) a zero balance account or (4) held outside of the United States.

(b) From and after delivery to the Agent of a control agreement with respect to the Specified Collection Account, each Grantor shall cause all proceeds of the sale of

Specified Aircraft and Specified Engines to be deposited to the Specified Collection Account promptly following receipt thereof (and in any event with two Business Days following receipt of available funds). No funds shall be deposited to the Specified Collection Account other than proceeds of sales of Specified Aircraft and Specified Engines. The Grantors shall utilize the proceeds of each withdrawal from the Specified Collection Account in accordance with the Approved Budget (subject to variances permitted pursuant to Section 6.11 of the Credit Agreement).

(c) Subject to paragraphs (a) and (b) above, each Grantor shall continue its cash management practices from and after the Third Amendment Effective Date generally in accordance with its practices prior to the Third Amendment Effective Date.”

Section 1.7 Addition of new Section 4.12: Foreign Registration of Aircraft. Section 4.12 is hereby added to the Existing Pledge and Security Agreement as follows:

“Section 4.12. Foreign Registration. The Grantors shall not permit any aircraft owned by any Grantor to be registered with a foreign Governmental Authority without the written consent of Agent, it being understood that registrations with the International Registry shall not be subject to this Section 4.12.”

Section 1.8 Addition of new Section 5.5: Designation as Senior Tranche Collateral. Section 5.5 is hereby added to the Existing Pledge and Security Agreement as follows:

“5.5. Designation as Senior Tranche Collateral.

(a) Defined Terms. For purposes of this Section 5.5:

“Aggregate Available Value” means, as any time, an amount equal to (i) the aggregate Value of all Specified Aircraft sold following the Third Amendment Effective Date minus (iii) the aggregate Value of all aircraft Designated as Senior Tranche Collateral following the Third Amendment Effective Date.

“Designate as Senior Tranche Collateral” means, with respect to any asset subject to an Aircraft Security Agreement delivered after the Third Amendment Effective Date pursuant to Section 4.1(e), to cause the obligations secured by such asset pursuant to such Aircraft Security Agreement to be limited solely to (a) Obligations described in clause first of Section 2.16(a) of the Credit Agreement and (b) the Senior Tranche Obligations. The Grantors and Agent agree that each Aircraft Security Agreement executed after the Third Amendment Effective Date pursuant to Section 4.1(e) shall specify a process reasonably acceptable to the parties providing for a mechanism to cause such assets to secure solely such obligations described in the foregoing clauses (a) and (b), to the extent any such assets are Designated as Senior Tranche Collateral.

“Initial Aggregate Specified Engine Value” means the aggregate Value of the aircraft engines constituting Specified Engines as of the Third Amendment Effective Date.

“Termination Date Specified Engine Value” means the aggregate Value of the aircraft engines constituting Specified Engines as of the Termination Date.

“Value” means, (a) with respect to any aircraft engine, an amount equal to 60% of the cost of such engine when first acquired (other than from an Affiliate) by any Grantor, (b) with respect to any newly manufactured aircraft, the applicable Grantor’s list price for such model of aircraft as of the Third Amendment Effective Date, (c) with respect to any used aircraft, the “Aircraft Bluebook Price Digest” price therefor as of the date of any Disposition thereof and (d) with respect any demo aircraft, an amount equal to 97% of the applicable Grantor’s list price as of the Third Amendment Effective Date for the applicable model.

(b) Engines. Upon the occurrence of the Termination Date, if the Termination Date Specified Engine Value shall be less than the Initial Aggregate Specified Engine Value, promptly upon the request of the U.S. Borrower, the Agent shall Designate as Senior Tranche Collateral aircraft engines (other than aircraft engines attached to aircraft) selected in accordance with the following sentence. The Agent and the U.S. Borrower shall cooperate reasonably in selecting for designation aircraft engines (i) of similar models and types as the aircraft engines that ceased to constitute Specified Engines after the Third Amendment Effective Date (to the extent of aircraft engines available to be Designated as Senior Tranche Collateral) and (ii) having an aggregate Value as closely as reasonably possible matching (but not exceeding) such deficiency; provided, that the aggregate Value of aircraft engines Designated as Senior Tranche Collateral shall not, together with the aggregate cash proceeds received by the Grantors after the Third Amendment Effective Date in respect of sales of Specified Aircraft, exceed $40,000,000.

(c) Aircraft. Upon the sale of a Specified Aircraft, the U.S. Borrower shall provide written notice to the Agent of (a) the date of consummation of such sale, (b) the aircraft subject to such sale, (c) the Value of such aircraft, (d) the cash proceeds in respect of the sale of such aircraft received after the Third Amendment Effective Date, (e) the aggregate cash proceeds received by the Grantors after the Third Amendment Effective Date in respect of the sale of Specified Aircraft and (f) the Aggregate Available Value after giving effect to such sale. Promptly upon receipt of such notice, the Agent shall Designate as Senior Tranche Collateral one or more Newly Registered Aircraft selected in accordance with the following sentence. The Agent and the U.S. Borrower shall cooperate reasonably in selecting Newly Registered Aircraft for designation as follows:

(i) if the Specified Aircraft sold is a jet, (A) a jet of the same model shall be selected and (B) if no jet of the same model is available for designation, one or more jets of different models and propeller aircraft shall be selected having an aggregate Value as closely as reasonably possible matching (but not exceeding) such Aggregate Available Value (with jets of different models being selected first to the extent available and to the extent such jets can be selected without exceeding such Aggregate Available Value); and

(ii) if the Specified Aircraft sold is a propeller plane, (A) a propeller plane of the same model shall be selected and (B) if no propeller plane of the same model is available for designation, one or more propeller planes of different models and jets shall be selected having an aggregate Value as closely as reasonably possible matching (but not exceeding) such Aggregate Available Value (with propeller planes of different models being selected first to the extent available and to the extent such propeller planes can be selected without exceeding such Aggregate Available Value).

(d) Cap. Notwithstanding anything to the contrary herein, the Agent shall not be obligated to Designate as Senior Tranche Collateral any assets in connection with any sale of a Specified Aircraft occurring after the earlier to occur of (i) the Termination Date or (ii) the sale of a Specified Aircraft as a result of which (such sale, the “Final Designation Sale”) the aggregate cash proceeds received by the Grantors after the Third Amendment Effective Date in respect of sales of Specified Aircraft shall exceed $40,000,000. In the case of the Final Designation Sale, for the purposes of paragraph (c) above, the Value of the related Specified Aircraft shall be reduced by a percentage equal to (A) the excess described in the foregoing clause (ii) divided by (B) the total cash proceeds received in respect of such sale.

(e) Specified Engine Update. As soon as practicable after, and in any event within five (5) Business Days of, the Third Amendment Effective Date (or such later date as Agent shall agree in its sole discretion), the U.S. Borrower shall deliver to the Agent an update to the Third Amendment Officer’s Certificate setting forth the aircraft engines owned by the Grantors as of the Third Amendment Effective Date (to the best of its knowledge following reasonable diligence).

(f) No Condition. For the avoidance of doubt, it shall not be a condition to the sale of any Specified Aircraft that any aircraft be Designated as Senior Tranche Collateral.”

ARTICLE II

CONDITIONS TO EFFECTIVENESS

Section 2.1 Effectiveness. This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment to Pledge and Security Agreement Effective Date”):

(a) Execution. The Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Grantors; and

(b) Representations and Warranties. The representations and warranties contained in Section 2.2 of this Amendment are and will be true and correct in all material respects on and as of the First Amendment to Pledge and Security Agreement Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

Section 2.2 Representations and Warranties. In order to induce the Agent (at the direction of the Required Lenders) to enter into this Amendment and to amend the Pledge and Security Agreement in the manner provided herein, each Grantor represents and warrants to the Agent, that the following statements are true and correct in all material respects:

(a) Enforceability. This Amendment has been duly executed and delivered by each Grantor party hereto and each of this Amendment and the Pledge Agreement as amended hereby is the legal, valid and binding obligation of each Grantor, and is enforceable against each Grantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles relating to enforceability; and

(b) Authorization; No Conflicts. Its execution, delivery and performance of this Amendment and the Pledge Agreement as amended hereby, are within each Grantor’s, as applicable, corporate or limited liability company powers and have been duly authorized by all necessary corporate, limited liability company and, if required, stockholder action of each Grantor. The execution, delivery and performance of this Amendment and the Existing Pledge Agreement as amended hereby (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, including the FAA, except (A) such as have been obtained or made and are in full force and effect, (B) for filings and registrations necessary to perfect Liens created pursuant to the Loan Documents, or (C) consents or approvals the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Requirement of Law applicable to any Grantor or any of the Restricted Subsidiaries which would result in a Material Adverse Effect, (c) will not result in a default under any Material Indebtedness, and (d) will not result in the creation or imposition of any Lien on any asset of any Grantor or any of the Restricted Subsidiaries, except Liens created pursuant to the Loan Documents.

(c) Aircraft and Aircraft Engines. As of the date hereof, to the Grantors’ knowledge after appropriate due inquiry, the aircraft and aircraft engines subject to the Effective Date Aircraft Security Agreements constitute a true, complete and correct list of each aircraft registered with the FAA owned by the Grantors, directly or indirectly, and each aircraft engine owned by the Grantors, directly or indirectly, other than (x) any aircraft or aircraft engine owned by the Grantors, directly or indirectly, subject to an Aircraft Security Agreement (other than the Effective Date Aircraft Security Agreements) as of the date hereof, (y) any aircraft or aircraft engines separately identified in the Third Amendment Officer’s Certificate; provided, that, with respect to aircraft engines, this clause (y) shall be deemed to (i) include any other aircraft engines owned by the Grantors as of the date hereof and (ii) exclude any aircraft engines set forth in such certificate which have been sold by the Grantors since March 7, 2012 pursuant to a disposition in the ordinary course to a Person other than an Affiliate of the Grantors, and (z) Excluded Equipment

ARTICLE III

MISCELLANEOUS

Section 3.1 References to and Effect on the Pledge and Security Agreement and the Other Loan Documents.

(a) On and after the First Amendment to Pledge and Security Agreement Effective Date, each reference in the Pledge and Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Pledge and Security Agreement, and each reference in the other Loan Documents to the “Pledge and Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Pledge and Security Agreement shall mean and be a reference to the Existing Pledge and Security Agreement as amended by this Amendment.

(b) Except as specifically amended by this Amendment, the Existing Pledge and Security Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Pledge and Security Agreement or any of the other Loan Documents.

Section 3.2 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

Section 3.3 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

Section 3.4 Facsimile or Electronic Signatures. This Amendment may be executed by fax or electronic mail, in PDF format, and no party hereto may contest this Amendment’s validity solely because a signature was faxed or otherwise sent electronically.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each Grantor and the Agent have executed this Amendment as of the date first above written.

HAWKER BEECHCRAFT, INC.

By:	/s/ K.J. Tjon
Name: K.J. Tjon
Title: Chief Financial Officer and Treasurer

HAWKER BEECHCRAFT ACQUISITION COMPANY, LLC

By: HAWKER BEECHCRAFT, INC., its Sole Member

By:	/s/ K.J. Tjon
Name: K.J. Tjon
Title: Chief Financial Officer and Treasurer

HAWKER BEECHCRAFT CORPORATION

By:	/s/ K.J. Tjon
Name: K.J. Tjon
Title: Chief Financial Officer and Treasurer

HAWKER BEECHCRAFT GLOBAL CUSTOMER SUPPORT CORPORATION

By:	/s/ K.J. Tjon
Name: K.J. Tjon
Title: Chief Financial Officer and Treasurer

[Signature Page to First Amendment to U.S. Pledge and Security Agreement]

HAWKER BEECHCRAFT FINANCE CORPORATION

By:	/s/ K.J. Tjon
Name: K.J. Tjon
Title: President, Chief Financial Officer and Treasurer

ARKANSAS AEROSPACE, INC.

By:	/s/ K.J. Tjon
Name: K.J. Tjon
Title: President and Chief Financial Officer

HAWKER BEECHCRAFT QUALITY SUPPORT COMPANY

By:	/s/ K.J. Tjon
Name: K.J. Tjon
Title: Chief Financial Officer and Treasurer

TRAVEL AIR INSURANCE COMPANY, LTD.

By:	/s/ K.J. Tjon
Name: K.J. Tjon
Title: President and Treasurer

HAWKER BEECHCRAFT REGIONAL OFFICES, INC.

By:	/s/ K.J. Tjon
Name: K.J. Tjon
Title: Chief Financial Officer and Treasurer

[Signature Page to First Amendment to U.S. Pledge and Security Agreement]

TRAVEL AIR INSURANCE COMPANY (KANSAS)

By:	/s/ K.J. Tjon
	Name:	K.J. Tjon
	Title:	President and Treasurer

BEECHCRAFT AVIATION COMPANY

By:	/s/ K.J. Tjon
	Name:	K.J. Tjon
	Title:	President, Chief Financial Officer and Treasurer

HAWKER BEECHCRAFT NOTES COMPANY

By:	/s/ K.J. Tjon
	Name:	K.J. Tjon
	Title:	Chief Financial Officer and Treasurer

HAWKER BEECHCRAFT HOLDING, INC.

By:	/s/ K.J. Tjon
	Name:	K.J. Tjon
	Title:	President, Chief Financial Officer and Treasurer

HAWKER BEECHCRAFT INTERNATIONAL DELIVERY CORPORATION

By:	/s/ K.J. Tjon
	Name:	K.J. Tjon
	Title:	President, Chief Financial Officer and Treasurer

[Signature Page to First Amendment to U.S. Pledge and Security Agreement]

HAWKER BEECHCRAFT DEFENSE COMPANY, LLC By: HAWKER BEECHCRAFT CORPORATION, its Sole Member

By:	/s/ K.J. Tjon
	Name:	K.J. Tjon
	Title:	Chief Financial Officer and Treasurer

[Signature Page to First Amendment to U.S. Pledge and Security Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Didier Siffer
Name: Didier Siffer
Title: Authorized Signatory

By:	/s/ Megan Kane
Name: Megan Kane
Title: Authorized Signatory

[Signature Page to First Amendment to U.S. Pledge and Security Agreement]